ASSIGNMENT AGREEMENT

This Assignment Agreement ("Agreement") is made on 21 August~000, by and between:

1. PT BANK PAR/BAS-BBD Indonesia, a limited liability company established under the laws of the Republic of Indonesia, having its domicile at Jakarta, Menara Mulia suite 1211, Jalan Gatot Subroto Kavling 9-11, in this matter represented by Mr. Patrice Maveyraud, in his capacity as President Director ("Assignor"); and

2. Everbloom International Technology, Pte Ltd. a company established under the laws of Singapore, with its registered office at 12 Science Park Drive #04-01, the Mendel Singapore Science Park 1, Singapore 118225 ("Assignee").

(The Assignor and the Assignee hereinafter referred to collectively as the "Parties").

WHEREAS:

A. Pursuant to the Credit Agreement : Promissory Note Purchase Agreement and Acknowledgement of Indebtedness Number 42 dated 25 August 1992 made before Notary Anita Christiana, Sarjana Hukum, in Jakarta (further such agreement,, together with any amendment, addendum, extension, renewal or confirmation which maybe made thereto, shall be referred to as the "Credit Agreement") between the Assignor as the Bank and PT. Randhoetatah Cemerlang as the Bonrower, the Bank provided the Borrower with the following facility

     - A Medium Term Loan in the principal amotmt of US$1,900,000.00 (United States Dollars .: One million and nine hundred thousand);

B. The total outstanding of the Facility (calculated up to 31 July 2000) is as follows: Principal " US$ 1,900,000.00 Overdue Interest - US$ 1,469,172.85

C. The Assignor has agreed to assign to and the Assignee has agreed to accept an assignment of all ri~ts, rifles and interests of the Assignor under the Transaction Documents (as defined below) all effective the Effective Date (as defined below).

NOW THEREFORE, the Parties agree as follows:

1. Definitions and Interpretation

1.1. Definitions

In this Agreement unless the conext otherwise requires:

"Borrower"  means  PT  Randhoetatah   Cemerlang,  a  limited  liability  company
established under the laws of the Republic of Indonesia having its legal domicile in Surabaya.

"Business Day" means a day other than a Saturday or Sunday on which banks are open for general banking business in Jakarta; Surabaya for the purpose of payment, Singapore and New York.

"Debt" means all amounts owing by the Borrower under or in connection with the Transaction Documents including, without limitation, principal, interest fees, expenses and other charges.

"Credit Agreement " means the Credit Agreement number 42 dated 25 August 1992 made before Notary Anita Christiana, Sarjana Hukum, in Jakarta (furffter such agreement, together with any amendment, addendum, e~ension, renewal or confirmation wtfich maybe made thereto).

"Effective Date"_means ninety (90) days after the date of this Agreement, subject to the good funds received on the second payment as per Sale and Purchase Agreement dated 21 August 2000.

"Insolvency Event"_in relation to a party means:

(a)  except for the purposes of solvent reconstruction:

     (i) an application being made or a valid resolution being passed tbr the liquidation of the party or if a liquidator or provisional liquidator is appointed in relation to the party; or

     (ii) a receiver, receiver and manager, trustee or administrator or any similar person is appointed in relation to the party or any of its assets

(b) an application being made for the bankruptcy of a party or a party applying for an order for suspension of its obligations to pay unsecured creditors if that application is not withdrawn within 15 Business Days of the application having been made; or

(c) anything analogous or having a substantially similar effi:ct to any of the events described in paragraphs (a) and (b) occurs in relation to the party or its assets.

"Security Documents" mean agreements and documents referred to in Annex A attached hereto.

"Transaction Documents" mean the Assignment Agreement, the Credit Agreement , the Security Docmnents and all their amendments, renewals, extensions, and supplements.

1.2. General Interpretation In this AgreemenL unless the context otherwise requires:

(a) a reference to any legislation or legislative provision inchides any. stattrtory modification or re-enactment o(pound) or legislative provision substituted for, and any subordinate legislation under , that legislation or legislative provision:

(b)  the singular includes the plural and vice versa;

(c) a reference to an individual or person includes a corporation, firm, partnership, joint venture, association, authority, mast, state or govern and vice versa;

(d)  a  reference  to  recital  or  clause  is to a  r~ital  or  clause  of-this
     Agreement;

(e) a reference to any agreement or document is to that agreement or decrement (and, where applicable, any of its provisions) as amended, novated, restated or replaced from time to time;

(f) a reference to any party to this Agreement or any other document or arrangement includes that party's executors, administrators, substitutes, successors and permitted assigns;

(g) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning; and

(h) a reference to 'US$ " is a reference to the lawful currency of the United States of America; and

(i)  a reference to time is to West Indonesian time.


1.3. Headings

In this Agreement headings are for convenience of reference only and do not affect interpretation.

2.   Assignment

With effect from the Effective Date the Assignor assigns and the Assignee accepts an assignment of all fights, title and interests of the Assignor arising under or in connection with the Transaction Documents. Notwithstanding, the undertakings stipulated hereto; the assignment of all rights, title and interests of the Assignor arising under or in connection wifla the Transaction Documents shall be conditioned upon delivery of the Transaction Documents to the Assignee.

3.   Representations and Warranties

3.1. General representations and warranties

The Assignor and the Assignee each represents and warrants to the other that:

(a)  (status)  it is a company  limited by shares  incorporated,  or taken to be
incorporated,   and  existing  under  the  laws  of  the   jurisdiction  of  its
incorporation;

(b) (power) it has full legal capacity, and power to enter into, exercise its rights and performs its obligations under, this Agreement and that no Insolvency Event has occurred in relation to it,

(c) (authorisation) all conditions mad things required by applicable law to be fulfilled or done order:

     (i) to enable it lawfully to enter into, under, this Agreement; and and exercise its fights and perform its obligations

     (ii) to make this Agreement admissible in evidence under the governing law of this ,Agreement; have been fiflfilled or done;

(d) (obligations binding) this Agreement constitutes its valid and legaily binding obligations, enforceable again~ it in accordance with its terms; and

(e)(no contravention) neither its execution of, nor its exercise of .its rights or performance of its obligations under, this Agreement does or veil/contravene:

     (i) any applicable law m which it or any of its property is subject or any order of any government agency binding on it or any of its property;

     (ii) any undertaking or instrument binding on it or any of its property;

     (iii)or any provisions of its constituent documents.

3.2. Representations and warranties in relation to the Transaction Documents.

The Assignor represents and warrants to the Assignee that:

(a) it has not assigned all or part of its fights under the Transaction Documents; and

(b)  it has not other than as previously notified to the Assignee in writing:

(c) (i) made or consented to any amendment or variation to the Transaction Documents;

(ii) waived or granted any time for performance by the Borrower of any term, condition or covenant under the Transaction Documents; or

(iii)released, discharged, terminated or consented to the release, discharge or termination of any of the obligations of the Borrower under the Transaction Documents; and

(c) as of the Effective Date and by the assignment of the fights, title and interests under the Transaction Documents to the Assignee the Assignor shall have no further rights, title or interests, financial or otherwise against the Borrower under or in connection with the Transaction Documents.

5.3. Continuing representations and warranties and effect of breach

The Assignor and the Assignee each represents and warrants to the other that each of the representations and warranties made in clauses 3.1 and 3.2 is l~me and accurate and not misleading at the date of this Agreement and will be true and accurate and not misleading on each day after the date of this Agreement up to and including the Effective Date. If in respect of either party (the "Defaulting Party) any of the representations and warranties are not as at the date of this Agreement or at any time betbre the Effective Date cease to be true and accurate mid not misleading then the other party (the '~Non- defaulting Party,") may by at least five Business Days written notice to the Defaulting Party require the representation and warranty to be made true and accurate and not misleading. If the Defaulting Party fails to make the representation and warranty .true and accurate and not misleading within the time provided for in the notice given by the Non-defitulting Party the Non-defaulting Party may by written nhtice immediately terminate this Agreement in which case all obligations of the Parties under this ,augreement (other than the obligation of the Defaulting Party to pay any costs, losses, expenses and damages suffered or incurred by the Non-defaulting Party as a result of the zennmation of this Agreemerr 0 shall immediately cease. The', Parties hereby agree to waive the application ~o this Agreement of article 1266 of the Indonesian Civil Code so that this Agreement can be terminated without the need for judicial order.

4.   Acknowledgements and Undertakings

4.1  Assignee's acknowledgement in relation to Credit Agreement

The Assignee acknowledges that the Borrower is in material -default of various covenants under the Credit Agreement including, without limitation, the obligation to make payments of principal and interest. The Assignee further acknowledges that it is accepting the assignment of the rights, rifle and interests under the Credit Agreement solely in reliam:e on its own investigations of the creditworthiness of the Borrower and that the Assignor has not made any representation or warranty regarding the current or fimtre ability of the Borrower to comply with any payment or other obligations under the Transaction Documents. In contemplation of the above the Assignee agrees that it shall not be entitled to terminate this Agreement or othep,vise refuse to accept assignment of the Transaction Documents on the Effective Date and make payment for such assignment due to any or all of the fbllowing occurrences:

(a) the Assignee becoming aware of any information regarding the Borrower which was previously unknown to the Assignee and which if it had been known would or may have prevented the Assignee from agreeing to accept the assignment contemplated by this Agreement;

(b) a deterioration in the financial capacity of the Borrower to make payment of the Debt or its creditors in general;

(c) any change in the political, social or economic conditions existing in Indonesia;

(d) an Insolvency Event or other litigation proceedings occumng in relation to the Borrower;

(e) any change m the laws of Indonesia.

4.2. Assignor's acknowledgement in relation to Credit Agreement

The Assignor acknowledges and agrees that on the Effective Date, The Borrower shall be automatically discharged and released from any and all o:f their obligations thereunder to the Assignor. For the avoidance of doubt, obligations of the Borrower to the Assignee under the Credit Agreement m conjunction herewith shall not be discharged.

4.3. Undertakings of Assignor

The Assignor hereby undertakes and agrees with the Assignee that:

(a) before the Effective Date it shall not give notice declaring all outstanding under the Credit Agreement to be immediately due and payable, commence or initiate, individually or jointly with other party(ies~ any insolvency, or bankruptcy or other litigmion proceedings against the Borrower in respect of the Borrower's obligations to repay the Debt and shall therefbre continue to accrue interest in respect of the Debt at the rate applicable under the Credit Agreement as if all Faymenrs of the Debt had been made on their due date for payment; and

(b) if as a result of an Insolvency Event occurring in respect of the Borrower before the Effective Date a meeting of credkors of the Borrower is convened, whether that me~'nmg is formal or informal, it shall consult with the Assignee and act in good faith at the meeting of creditors in a manner that is consistent with the spirit of this agreement; and

(c) provided that all payments due to the Assignor from the Assigmee under any agreement between them have been made in full then after the Effective Date it shall have no rights or claims whatsoever against the Assignee or the Borrower under or m connection ruth the Transaction Documents.

4.4     Undertakings of Assignee

The Assignee hereby undertakes and agrees with the Assignor that as soon as possible after execution of this Agreement but in any event prior to the Effective ]Date it shall procure execution by the Borrower and delivery to the Assignor of the letter of acknowledgement, release and waiver m the form set out in Recital I to this Agreement or in such other form as may be approved by the Assignor.

5.   Effective Date On the Effective Date, the following events shall occur.

(a) Both Assignor and Assignee shall submit to each other a statement certifying, that all. representations and warranties and undertakings as stated in 3 hereof are still applicable, true and complied with and that no omission have been made to any facts which omission is made in order to make the statement made herein not misleading;

(b) The Assignor shall deliver to the
Assignee all Transaction Documents.

6.      Confidentiality

Each party, shall keep in confidence all information concerning-the other party, including but not limited to information in connection with the Transaction Documents and all other information obtained by it during the negotiation and carryin g into effect of this Agreement and, except with the - prior written consent of the other party., shall not disclose any of that information to any person other than:

(a) as required by law or statute including reporting requirements to Bank Indonesia or tax authority or by the order of a court having jurisdiction over the party;

(b) to employees of the party, or a related corporation in order to facilitate the transaction;

(c) to an independent adviser of the party to the extent required for the adviser property to advise the party.;

(d) to a financial inspiration in connection with the application by the party for financial accommodations relating to this Agreement;

(e) to an auditor of the party in order to make financial statement, balance sheet and any other financial report of the party.;

(f)  to any companies within the group of Paribas by the Seller.

And upon receiving such information eachparty shall -use its best endeavours to ensure the confidentiality, provisions under this clause.

7. Notifications of Assignment

The Assignor hereby, however effective as of the Effective Date; authorises and grants full powers to the Assignee, to give notice or to procure for the written acknowledgement by the Borrower (among others, however not limited to, by delivery of a notice in the form of Amaex B hereto) and any person as may" be determined by the Assignee, with respect to this Assignment, and further to do and perform all acts, deeds or things which are required or the Assignee may consider necessary for or in relation to the making of such notification or the procurement of such written acknowledgement.

8.   Notices

Each notice, demand or other communications under this Agreement shall be in the English language, shall be in writing and may be given by personal delivery, by mail or by facsimile, effective upon receipt (if given by personal delivery.), five days after mailing, first class postage pre-paid (if given mall), or one Business Day at%er dispatch (if Nven by facsimile), addressed to the recipient as follows or to such other address as the relevant party shall have advise, d the other in writing:

If to PT BANK PARIBAS-BBD Indonesia Attention ' Mr. Patrice
Maveyraud Address - Menara Mulia suite 1211, Jalan Gatot Subroto Kay.9-11, Jakarta, Indonesia Facsimile - (021) 520 9878

If to Everbloom International
Technology, Pte Ltd Attention ' Mr. Eugene Lira Address - 12 Science Park Drive #04-01 The Mendel Singapore Science Park 1 Singapore 118225 Facsimile - (65) 773 1766.

9.   Governing Law and Jurisdiction

This Agreement is governed by and construed in accordance with the laws of the Republic of Indonesia. The Parties submit to the non- exclusive jurisdiction of the courts of South Jakarta and any courts that may hear appeals from those courts in respect of any proceedings in connection with this Agreement.

10. General

10.1. Waiver

The non-exercising of or delay in exercising anypower or fight of a party does not operate as a waiver of that power or right, nor does any sin~e exercise of a power or fight preclude any other exercise of it or the exercise of any other power or right. A power or rig;h~ may only be waived in wrkmg, signed by the party to be bound by the waiver.

10.2. Amendment

This Agreement may only be amended or supplemented in wiring signed by all of the Parties.

10.3. Counterparts

This Agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

10.4. No assignment

The rights and obligations of the Parties under this Agreement are not capable of being assigned except with consent of both Parties.

10.5. Parties to be bound

This Agreement shall be valid and binding as of the date of signing by all the Parties to this Agreement and shall not be terminated except as mutually agreed by all Parties in writing or as otherwise stipulated in this Agreement.

IN WITNESS WHEREOF, the Parties have caused to be executed as of the date first mention above.

PT BANK PARIBAS-BBD Indonesia
Name' Mr. Patrice Maveyraud
Title "President Director
Everbloom International
Technology Pte., Ltd.
Name -
Title "
Name 4 "

                                    ANNEX. A
                             SECURITY DOCUMENTS

1. A Hak Tanggungan peringkat pertama (Right of Collateral of first rank) over the Property described in Attachment A/1 pursuant to the Certificate of Hypothec of first rank (currently called Certificate of Right of,Collateral of first rank) number 89/1994 dated 20 June 1994, issued by the L~md Registry Office (Kantor Pertanahan) in Kabupaten Pasuruan, in conjunction with the Deed of Hypothec of first rank (currently called a Deed of Right of CoIlatera of first rank) dated 8 June 1994 number 298/Pws/1994 execute ill the presence of Gusti Hermany Hairul, Bc.Hk., Land Deed Officer in Pandaan, acting as Land Deed Officer (Pejabat Pembuat Akta Tanah) for all kecamatan in Kabupate.n Pasuruan;

2. Continuing Personal Guarantee dated 25 August 1992 number 51 executed in the present of Anita Christiana, Sarjana Hukum, at that lime substitute of Mrs. Susana Zakaria, Sarjana Hukum, Notary in Jakarta;

3. Fiduciary Transfer of Proprietary Rights for Security Purposes dated 25 August 1992 number 46 executed in the present of Anita Christiana, Sarjana Hukum, at that time substitute of Mrs. Susana Zakaria, Sarjana Hukum, Notary in Jakarta;

4. Fiduciary Transfer of Proprietary Rights for SecurityPurposes dated 25 August 1992 number 47 executed in the present of Anita Christiana, Sarjana Hukum, at that time substitute of Mrs. Susana Zakaria, Sarjana Hukum, Notary in Jakarta;

5. Assignment of Receivable dated 25 August 1992 number 48 executed in the present of Anita Christiana, Sarjana Hukum, at that time substitute of Mrs. Susana Zakaria, Sarjana Hukum, Notary in Jakarta;

6. Surat Kuasa Unmk Menjual dated 25 August 1992: number 50 executed in the present of Anita Christiana, Sarjana Hukum, at that time substitute of Mrs. Susana Zakaria, Sarjana Hukum, Notary in Jakarta;

Attachment 1

The Prooertv :


2. (two) plots of land Hak Guna Bangunan, located in Propinsi Jawa Timur, Kabupaten Pasuruan, kecamatan Purwodadi, Desa Martopuro, each described in
     -

(a) Certificate of Hak Guna Bang, arian Number 4/Desa Martopuro and Situation Map Number 29 A/1991 dated 20 March 1991, comprising an area of 23.375 sqm.

(b) Certificate ofHak Guna Bangunan Number 5/Desa Mmrtopuro and Situation Map Number 29 B/1991 dated 20 March 1991, comprising an area of 288.25 sqm.

Together with the buildings and its appartenances built and/or to be built on said parcels of land, together also with all and anything which pursuaht to its purpose, nature or the prevailing laws of the Republic of Indonesia shall be deemed as inseparabe parts of said parcels of land or buildings (further shall be referred to as the "Property").

                                    ANNEX B
                              NOTICE OF ASSIGNMENT

To - PT. Randhoetatah Cemerlang

From - (1) Everbloom International Technology, Pte., Ltd (the Assignee) (2) PT. BANK PARIBAS-BBD Indonesia (the Assignor)

Dear Sirs,

Credit Agreement Number 42 dated 25 August 1992, made before Notary Anka Christiana, Sarjana Hukum, in Jakarta (further such agreement, together with any amendment, addendum, extension, renewal or confirmation which maybe made thereto, shall be referred to as the "Credit Agreement").

We refer to the Credit Agreement. Unless otherwise defined herein, terms used in this notice shali have the same meaning as defined in the "Credit Agreement".

We hereby give you notice that, by an Assignment Agreement dated 21 August 2000, the Assignor has assigned to the Assignee all its right% title, interest and benefit as lender in and under the "Credit Agreement" in respect: of the advance made by the Assignor under the Credit Agreement and also the security provided under the Security Documents, in each case with effect on and from j, the "Effective Date". (cent)
(cent)Z, _\ With effect from the Effective Date, all payments in respect of principal, accrued ctQZ-r interest and all other sums payable to the Assignee uncter the Credit Agreement and " the Security Documents shall be paid directly to the Account number. Favouring with

We would appreciate if you could kindly execute and the attached form of Acknowledgement and return to us within 5 (five) days after the date of receipt of this Notice of Assignment.

Yours faithfully,

For and on behalf of
Everbloom International Technology Pte.,
Ltd.

(The Assignee) For and on behalf of PT. BANK PARIBAS-BBD Indonesia (The Assign. Title: President Director

                            FORM OF ACKNOWLEDGEMENT

To - (I) Everbloom International Technology, Pte., Ltd.
Attention'Mr. Eugene Lira.

(2) PT. BANK BARIBAS-BBD Indonesia
Attention 'Mr. Patrice Maveyraud.

We, PT.  Randhoetatah  Cemerlang,  hereby  acknowledge  receipt of the Notice of
Assignment   dated  21  August  2000  and  agree  to  comply  with  the  payment instructions contained therein.

We confirm that the Credit Agreement and the Security Documents as supplemented by the Assignment Agreement dated 21 August 2000 shall continue in,full force and effect and remains our legal valid and binding obligations, enforceable according to its terms.

We also confirm that PT. BANK PARIBAS-BBD Indonesia shall be released and discharged from all its obligations as a lender under the Credit Agreement and the Security Documents and that Everbloom International ,Technology, Pte.,Ltd will assume such obligations as if it had originally been muned as a party to the Credit Agreement and the Security Documents.

Capitalized terms not otherwise defined in this acknowledgement shall have the same meaning as defined in the Assignment Agreement.

Yours faithfully,
For and on behalf of

By -
Title
Date
CEMERLANG